UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of the earliest event reported: MARCH 23, 2004
                                 --------------

                         TOUCHSTONE RESOURCES USA, INC.
       (Exact Name of Small Business Company as Specified in Its Charter)

                        Commission file number: 000-50228

          DELAWARE                                             33-0967974
------------------------------                           ----------------------
(State or Other Jurisdiction of                              (IRS Employer
Incorporation of Organization)                           Identification Number)

                      111 PRESIDENTIAL BOULEVARD, SUITE 165
                              BALA CYNWYD, PA 19004
                    (Address of Principal Executive Offices)

                                 (610) 771-0680
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On April 1, 2004, pursuant to the terms of a Subscription Agreement dated April 1, 2004, by and between Touchstone Resources USA, Inc., a Delaware corporation (the "Company") and PHT Vela Partners, L.P., a Delaware limited partnership ("Vela Partners"), the Company agreed to make an aggregate capital contribution of $1,350,000 in cash to Vela Partners in exchange for a 35.64% limited partnership interest in Vela Partners (the "Transactions").

      The amount of the consideration paid by the Company and its subsidiaries in connection with the Transactions was determined in arm's-length negotiations between the parties thereto, and the terms of the Transactions were approved by each of such parties' respective board of directors or similar governing body. Prior to the Transactions, there were no material relationships between the Company, or any of its respective affiliates, officers and directors, or associates of any such officers or directors, on the one hand, and Vela Partners, on the other hand.

              The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by the terms of the Subscription Agreement filed as Exhibit 10.10 to this Amendment to Current Report on Form 8-K/A and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Business Acquired and Pro Forma Financial Information.

      The financial statements and pro forma financial information required by this Item 7 are filed as Exhibit 99.1 to this Amendment to Current Report on Form 8-K/A and incorporated by reference herein.

      (b) Exhibits.

2.1* Stock Purchase Agreement, dated March 15, 2004, by and between Touchstone Resources USA, Inc. (f/k/a The Coffee Exchange, Inc.) and Touchstone Resources, Ltd.

10.1* Interest Purchase Agreement, dated March 23, 2004, by and among Touchstone Resources USA, Inc. (f/k/a The Coffee Exchange, Inc.), Touchstone Louisiana, Inc., and Touchstone Resources, Ltd.

10.2* Interest Purchase Agreement, dated March 23, 2004, by and among Touchstone Vicksburg, Inc., Touchstone Awakino, Inc., and Montex Exploration, Inc.

10.3** Securities Purchase Agreement, dated March 24, 2004, by and among Touchstone Resources USA, Inc., FEQ Gas, LLC, Knox Gas, LLC and Knox Miss., LLC.

10.4** Secured Promissory Note, dated February 26, 2004, made by Knox Gas, LLC in favor of Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.).

10.5** Interest Pledge Agreement, dated February 26, 2004, by and between Knox Gas, LLC and Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.).

10.6** Subscription Agreement, dated March 26, 2004, by and between Touchstone Resources USA, Inc. and PHT Stent Partners, L.P.

10.7** Subscription Agreement, dated April 4, 2004, by and between Touchstone Resources USA, Inc. and PHT Wharton Partners, L.P.

10.8** Interest Purchase Agreement, dated April 30, 2004, by and between Touchstone Louisiana, Inc. and Endeavour International Corporation.

10.9** Promissory Note, dated April 30, 2004, made by Touchstone Louisiana, Inc. in favor of Endeavour International Corporation.

10.10 Subscription Agreement, dated April 1, 2004, by and between Touchstone Resources USA, Inc. and PHT Vela Partners, L.P.

99.1 Financial Statements of Business Acquired and Pro Forma Financial Information.
----------
* Incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on April 15, 2004.

** Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 24, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCHSTONE RESOURCES USA, INC.


Dated: July 19, 2004                    /s/  Stephen P. Harrington
                                        ----------------------------------------
                                        Stephen P. Harrington
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

10.10 Subscription Agreement, dated April 1, 2004, by and between Touchstone Resources USA, Inc. and PHT Vela Partners, L.P.

99.1 Financial Statements of Business Acquired and Pro Forma Financial Information.